Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

23. SUBSEQUENT EVENTS

On July 16, 2025, the Company entered into a share purchase agreement (the “Purchase Agreement”) with certain accredited investors named therein (the “Investors”), pursuant to which the Company sold and issued 42,857,143 Class A ordinary shares to the Investors at a purchase price of US$0.14 per share, in a registered direct offering of $6 million of its securities. The Company received net proceeds of US$5.6 million.

On August 1, 2025, the Group set up LabelBridge Logistics LLC (“LabelBridge”) in California, U.S.A. with a non-controlling shareholder and obtained 55% equity interest of LabelBridge. The Group made US$150,000 initial investment in August 2025.

On September 9, 2025, the board of directors of the Company, approved a share combination (the “Share Combination”) of the Company’s ordinary shares at a ratio of 50-to-1 so that every 50 shares (or part thereof) are combined into one (1) share (with the fractional shares rounding up to the next whole share). As a result of the Share Combination, the authorized share capital of the Company will change from US$50,000 divided into 500,000,000 shares of US$0.0001 each, comprising (i) 480,000,000 Class A ordinary shares of par value US$0.0001 each and (ii) 20,000,000 Class B ordinary shares of par value US$0.0001 each, to US$2,500,000 divided into 500,000,000 shares of par value US$0.005 each, comprising (i) 480,000,000 Class A ordinary shares of par value US$0.005 each and (ii) 20,000,000 Class B ordinary shares of par value US$0.005 each. The Company’s Class A ordinary shares began trading on the Nasdaq Stock Market on a post Share Combination basis on October 13, 2025.